Exhibit 10(e)
[EXECUTION COPY]

AMENDMENT

Dated as of May 3, 2006

To the Lenders parties to the Credit Agreement
referred to below

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of March 28, 2005 (the “Credit Agreement”), among Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Company”), the Lenders and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement. The Company has requested, and the Lenders have agreed, that the Credit Agreement be amended as provided below.

Section 1. Amendments. The parties agree that, subject to the satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement is, as of the date hereof, hereby amended as follows:

(a) The following definitions in Section 1.01 are amended and restated in their entirety to read as follows:

““Applicable Margin” means on any date, the rate per annum set forth below for the applicable Type of Advance, determined by reference to the ratings assigned to the Reference Securities:

Basis for Pricing	LEVEL 1 If the Reference Securities are rated at least A- by S&P or at least A3 by Moody’s	LEVEL 2 If the Reference Securities are rated lower than Level 1 but at least BBB+ by S&P or at least Baa1 by Moody’s	LEVEL 3 If the Reference Securities are rated lower than Level 2 but at least BBB by S&P or at least Baa2 by Moody’s	LEVEL 4 If the Reference Securities are rated lower than Level 3 but at least BBB- by S&P or at least Baa3 by Moody’s	LEVEL 5 If the Reference Securities are rated lower than Level 4 or unrated
Eurodollar Rate	0.230%	0.270%	0.350%	0.475%	0.575%
Base Rate	0.0%	0.0%	0.0%	0.0%	0.0%

The Applicable Margin will increase by 0.050% at Levels 1 and 2, by 0.100% at Levels 3 and 4 and by 0.125% at Level 5 at any time that more than 50% of the Commitments are utilized. The Applicable Margin will be redetermined on the date of any change in the rating assigned by S&P or Moody’s, as the case may be, to the Reference Securities. If and so long as an Event of Default shall have occurred and shall be continuing, the Applicable Margin will increase by 2.00%. If the ratings assigned to the Reference Securities by S&P and Moody’s are not comparable (i.e., a “split rating”), and (i) the ratings differential is one category, the higher of such two ratings shall control, unless one of the ratings is below BBB- or Baa3, or (ii) the ratings differential is two or more categories or one of the ratings is below BBB- or Baa3, the rating that is one below the higher of the two ratings shall control.”

““Termination Date” means, with respect to any Lender, the earlier to occur of (i) March 28, 2010, subject to extension to a later date for such Lender pursuant to Section 2.16, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.04 or 6.01.”

(b) The following new definitions are inserted in Section 1.01 in appropriate alphabetic order:

““Additional Commitment Lender” has the meaning specified in Section 2.16(b).”

““Anniversary Date” has the meaning specified in Section 2.16(a).”

““Current Termination Date” has the meaning specified in Section 2.16(a).”

““Declining Lender” has the meaning specified in Section 2.16(a).”

(c) Section 2.03 is amended and restated in its entirety to read as follows:

“SECTION 2.03. Facility Fee.

The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee on each Lender’s Commitment, irrespective of usage, from the date hereof, in the case of each Bank, and from the effective date specified in the Assignment and Assumption pursuant to which it became a Lender, in the case of each other Lender, until the Termination Date, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender’s Commitment and on the Termination Date, at a rate per annum determined by reference to the ratings assigned to the Reference Securities as set forth below:

Basis for Pricing	LEVEL 1 If the Reference Securities are rated at least A- by S&P or at least A3 by Moody’s	LEVEL 2 If the Reference Securities are rated lower than Level 1 but at least BBB+ by S&P or at least Baa1 by Moody’s	LEVEL 3 If the Reference Securities are rated lower than Level 2 but at least BBB by S&P or at least Baa2 by Moody’s	LEVEL 4 If the Reference Securities are rated lower than Level 3 but at least BBB- by S&P or at least Baa3 by Moody’s	LEVEL 5 If the Reference Securities are rated lower than Level 4 or unrated
Facility Fee	0.070%	0.080%	0.100%	0.125%	0.175%

The facility fee rate will be redetermined on the date of any change in the rating assigned by S&P or Moody’s, as the case may be, to the Reference Securities. If the ratings assigned to the Reference Securities by S&P and Moody’s are not comparable (i.e., a “split rating”), and (i) the ratings differential is one category, unless one of the ratings is below BBB- or Baa3 the higher of such two ratings shall control, or (ii) the ratings differential is two or more categories or one of the ratings is below BBB- or Baa3, the rating that is one below the higher of the two ratings shall control.”

(d) The third sentence of Section 2.14(a) is amended and restated in its entirety to read as follows:

“The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees (other than pursuant to Section 2.08, 2.12 or 2.16(b)) ratably to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.”

(e) The following is added as a new Section 2.16:

“SECTION 2.16. Extension of Termination Date.

(a)  So long as no Event of Default shall have occurred and be continuing and the Termination Date shall not have occurred, then at least 30 days but not more than 60 days prior to each of the second and third anniversaries of the date hereof (each, an “Anniversary Date”), the Company may request that the Lenders, by written notice to the Administrative Agent (in substantially the form attached hereto as Exhibit F) with a copy to the Arrangers, consent to a one-year extension of the Termination Date. Each Lender shall, in its sole discretion, determine whether to consent to such request and shall notify the Administrative Agent of its determination at least 20 days prior to the applicable Anniversary Date. The failure to respond by any Lender within such time period shall be deemed a denial of such request. The Administrative Agent shall deliver a notice to the Company and the Lenders at least 15 days prior to such Anniversary Date of the identity of the Lenders that have consented to such extension and the Lenders that have declined such consent (the “Declining Lenders”). If Lenders holding in the aggregate 50% or less of the Commitments have consented to the requested extension, the Termination Date shall not be extended, and the Commitments of all Lenders shall terminate on the then current Termination Date (the “Current Termination Date”).

(b)  If Lenders holding in the aggregate more than 50% of the Commitments have consented to the requested extension, subject to the conditions set forth in Section 2.16(c), the Termination Date shall be extended as to such consenting Lenders only (and not as to any Declining Lender) for a period of one year following the Current Termination Date. Unless assigned to another Lender as set forth below, the commitments of the Declining Lenders shall terminate on such Current Termination Date, all Advances of and other amounts payable to such Declining Lenders shall be repaid to them on such Current Termination Date, and such Declining Lenders shall have no further liability as of such Current Termination Date. The Company shall have the right at any time on or before the applicable Anniversary Date to replace each Declining Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 8.07(f), each of which Additional Commitment Lenders shall have entered into an Assignment and Acceptance pursuant to which each such Additional Commitment Lender shall, effective as of such Anniversary Date, assume a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date) and accept as such Additional Lender’s Termination Date with respect to the Commitment so assumed the latest date to which the Termination Date has been extended pursuant to this Section 2.16.

(c)  Any extension of the Termination Date pursuant to this Section 2.16 shall become effective upon the applicable Anniversary Date if the Company shall have delivered to the Administrative Agent and each Lender, on or prior to such Anniversary Date, (i) opinions of counsel to the Company substantially in the forms of Exhibits D-3 and D-4 attached hereto upon which each Lender and the Administrative Agent may rely, together with any governmental order referred to therein attached thereto and (ii) a certificate of a duly authorized officer of the Company (the statements contained in which shall be true) to the effect that (x) the representations and warranties contained in Section 4.01 are correct on and as of such Anniversary Date before and after giving effect to the extension of the Termination Date, as though made on and as of such Anniversary Date, and (y) no event has occurred and is continuing, or would result from such extension of the Termination Date, that constitutes an Event of Default or that would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.
(d)  Upon the extension of any Termination Date in accordance with this Section 2.16, the Administrative Agent shall deliver to each Lender a revised Schedule II setting forth the Commitment of each Lender after giving effect to such extension, and such Schedule II shall replace the Schedule II in effect before the applicable Anniversary Date.”

(f) The first sentence of Section 8.07(f) is amended and restated in its entirety to read as follows:

“If (x) any Lender shall be a Declining Lender, (y) any Lender or any Participant shall make any demand for payment under Section 2.12 or (z) the Company is required to pay any additional amount to any Lender or governmental authority for the account of any Lender pursuant to Section 8.04(c) or (d), then within the time period specified in Section 2.16(b) or within 30 days after such demand for any such payment (if, but only if, such demanded payment has been made by the Company) (as applicable), the Company may, at its sole expense and effort, upon notice to such Lender and with the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed), demand that such Lender assign in accordance with and subject to the restrictions contained in, and consents required by, this Section 8.07 to one or more Eligible Assignees designated by the Company all (but not less than all) of such Lender’s Commitment (if any) and the Advances owing to it no later than the applicable Anniversary Date or within the period ending on the later to occur of such 30th day and the last day of the longest of the then current Interest Periods for such Advances (as applicable), provided that (i) no Default or Event of Default shall then have occurred and be continuing; (ii) the Company shall have paid to the Administrative Agent the assignment fee specified in Section 8.07(a); (iii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any amounts under Section 8.04(b) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts); (iv) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 8.04(c) or (d), such assignment will result in a reduction in such compensation or payments thereafter; (v) in the case of any such assignment by a Declining Lender, such Declining Lender shall have consented to such assignment, and (vi) such assignment does not conflict with applicable laws.”

(g) Schedule II is amended and restated in its entirety to read as the attached Schedule I hereto.

(h) The attached Exhibit A-1 and Exhibit A-2 hereto are added as “Exhibit D-3” and “Exhibit D-4”, respectively, to the Credit Agreement.

(i)  The attached Exhibit B hereto is added as “Exhibit F” to the Credit Agreement.

Section 2. Conditions to Effectiveness. Section 1 of this Amendment shall be effective as of the date hereof when and if (i) the Company and the Lenders shall have executed and delivered to the Administrative Agent executed counterparts of this Amendment, and (ii) the representations and warranties of the Company set forth in Section 3 below shall be true and correct on and as of such date of effectiveness as though made on and as of such date.

Section 3. Representations and Warranties. The Company represents and warrants that (i) the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement, as amended hereby), are true and correct on and as of the date hereof as though made on and as of such date, and (ii) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default.

Section 4. Effect on the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement. Except as expressly amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

Section 5. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Lenders and the Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank]

If you consent and agree to the foregoing, please evidence such consent and agreement by executing and faxing one copy, and returning six counterparts, of this Amendment to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Colleen Stapleton (fax no. 212-556-2222) no later than 5:00 p.m., New York City time, on May 3, 2006.

Very truly yours,

FLORIDA POWER CORPORATION d/b/a
        PROGRESS ENERGY FLORIDA, INC.

By /s/ Thomas R. Sullivan
      Thomas R. Sullivan
      Treasurer

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

The undersigned hereby consent
and agree to the foregoing:

BANK OF AMERICA, N.A.,
as Administrative Agent

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

BARCLAYS BANK PLC, as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

THE BANK OF NEW YORK, as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

CITIBANK, N.A., as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

MELLON BANK, N.A., as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

DEUTSCHE BANK AG
NEW YORK BRANCH, as Lender

By_______________________________
Name:
Title:

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
 NEW YORK BRANCH (as successor-by-merger to
 UFJ BANK LIMITED), as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

WACHOVIA BANK, N.A., as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH (formerly known as
THE BANK OF TOKYO-MITSUBISHI, LTD.,
NEW YORK BRANCH), as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

SUNTRUST BANK, as Lender

By_______________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO 2005 PROGRESS FLORIDA CREDIT AGREEMENT

SCHEDULE I

SCHEDULE II

Commitments

Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	$ 70,000,000
901 Main Street, 14th Fl.
Mail Code: TX1-492-14-12
Dallas, TX 75202-3714
Attention: Jacqueline R. Archuleta
Telephone: 214.209.2135
Telecopier: 214.290.8372
Email: jacqueline.archuleta@bankofamerica.com
Same as Domestic Lending Office
Barclays Bank PLC	$ 70,000,000	Barclays Capital Services, LLC 200 Cedar Knolls Road Whippany, NJ 07981 Attention: Erik Hoffman Telephone: 973.576.3709 Telecopier: 973.576.3014 Email: erik.hoffman@barcap.com	Same as Domestic Lending Office
The Bank of Tokyo-Mitsubishi, Ltd., New York Branch	$ 60,000,000
BTM Information Services, Inc.
c/o The Bank of Tokyo-Mitsubishi, Ltd., NY Branch
1251 Avenue of the Americas, 12th Floor
New York, NY 10020-1104
Attention: Rolando Uy, AVP, Loan Operations Dept.
Telephone: 201.413.8570
Telecopier: 201.521.2304
Email: N/A
Same as Domestic Lending Office
Deutsche Bank AG New York Branch	$ 45,000,000	60 Wall Street New York, NY 10005 Attention: Russell Johnson Telephone: 832.239.4622 Telecopier: 832.239.4693 Email: russell.johnson@db.com	Same as Domestic Lending Office
SunTrust Bank	$ 45,000,000	SunTrust Bank Mail Code 1929 303 Peachtree Street, 10th Floor Atlanta, GA 30308 Attn: Tina Marie Edwards Telephone: 404-588-8660 Telecopier: 404-588-4402 Email: tinamarie.edwards@suntrust.com	Same as Domestic Lending Office
JPMorgan Chase Bank, N.A.	$ 40,000,000	1111 Fannin - 10 Houston, TX 77002 Attention: Kelly Collins, Account Manager Telephone: 713.750.2530 Telecopier: 713.427.6307 Email: kelly.collins@jpmchase.com	Same as Domestic Lending Office
Wachovia Bank, N.A.	$ 40,000,000	201 South College Street Charlotte NC 28288-0680 Attention: Jeremy Collins, Analyst Telephone: 704.715.7682 Telecopier: 704.715.0091 E-Mail: jeremy.collins1@wachovia.com	Same as Domestic Lending Office
Citibank, N.A.	$ 35,000,000	388 Greenwich Street New York, New York 10013 Attention: Stuart Glen Telephone: 212.816-8553 Telecopier: 212.816-8098 Email: stuart.j.glen@citigroup.com	Same as Domestic Lending Office
Mellon Bank, N.A.	$ 25,000,000	525 William Penn Place Room 153-1203 Pittsburgh, PA 15259-0003 Attention: Daria Armen, Loan Administrator Telephone: 412.234.1870 Telecopier: 412.209.6117 Email: N/A	Same as Domestic Lending Office
The Bank of New York	$ 20,000,000	One Wall Street 19th Floor New York, NY 10286 Attention: Frank Su, Energy Division Telephone: 212.635.7532 Telecopier: 212.635.7552 Email: fsu@bankofny.com	Same as Domestic Lending Office
Total:	$ 450,000,000

EXHIBIT A-1

EXHIBIT D-3

FORM OF OPINION OF GENERAL COUNSEL TO THE BORROWER UPON EXTENSION OF THE TERMINATION DATE

___________ ___, 20__

To each of the Lenders parties to the Credit Agreement referred to below and to Bank of America, N.A., as Administrative Agent

Re: Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Ladies and Gentlemen:

This opinion is furnished to you by me as Associate General Counsel of Progress Energy Service Company, LLC and in my capacity as counsel to Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Borrower”) in connection with the extension of the Termination Date until ________ __, _____ under Section 2.16 (the “Extension”) of the Credit Agreement, dated as of March 28, 2005, as amended, (the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Borrower, certain lenders from time to time parties thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders.

In connection with the Extension, I have examined:

(1) The Credit Agreement.

(2) The documents furnished by the Borrower pursuant to Section 3.01 of the Credit Agreement.

(3) The Request for Extension of Termination Date and Certificate, dated _____, submitted by the Borrower in connection with the Extension.

(4) The Amended Articles of Incorporation of the Borrower and all amendments thereto (the “Charter”).

(5) The By-Laws of the Borrower and all amendments thereto (the “By-Laws”).

I have also examined the originals, or copies of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Borrower or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the signatures (other than those of the Borrower), and the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties. For purposes of my opinions expressed in paragraph 1 below as to existence and good standing, I have relied as of their respective dates on certificates of public officials, copies of which are attached hereto as Exhibit A. Whenever the phrase “to my knowledge” is used in this opinion it refers to my actual knowledge and the actual knowledge of the attorneys who work under my supervision and who were involved in the representation of the Borrower in connection with the transactions contemplated by the Credit Agreement.

I or attorneys working under my supervision are qualified to practice law in the State of Florida and the opinions expressed herein are limited to the law of the State of Florida and the Federal law of the United States.

Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

2. The execution, delivery and performance by the Borrower of the Credit Agreement, after giving effect to the Extension, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not violate (i) the Charter or the By-Laws or any law, rule or regulation applicable to the Borrower (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (ii) result in breach of, or constitute a default under, any judgment, decree or order binding on the Borrower, or any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. The Credit Agreement has been duly executed and delivered on behalf of the Borrower.

3. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance, by the Borrower of the Credit Agreement, after giving effect to the Extension, other than a notification to the Florida Public Service Commission, which has been timely made.

4. To my knowledge, except as described in the reports and registration statements that the Borrower has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Borrower or any of the Subsidiaries before any court, governmental agency or arbitrator, that may materially adversely affect the financial condition, operations or properties of the Borrower and its Subsidiaries, taken as a whole.

The opinions set forth above are subject to the qualification that no opinion is expressed herein as to the enforceability of the Credit Agreement or any other document.

The foregoing opinions are solely for your benefit and may not be relied upon by any other Person other than any other Person that may become a Lender under the Credit Agreement after the date hereof and Hunton & Williams LLP, in connection with their opinion delivered on the date hereof under Section 2.16(c) of the Credit Agreement. This letter speaks only as of the date hereof and may not be relied on by any person with respect to any date after the date hereof. I do not undertake to advise you of any changes in the opinions expressed herein from matters that may hereafter arise or be brought to my attention.

Very truly yours,

EXHIBIT A-2

EXHIBIT D-4

FORM OF OPINION OF SPECIAL COUNSEL TO THE BORROWER UPON EXTENSION OF THE TERMINATION DATE

___________ ___, 20__

To each of the Lenders parties to the Credit Agreement referred to below and to Bank of America, N.A., as Administrative Agent

Re: Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Ladies and Gentlemen:

This opinion is furnished to you by us as counsel for Florida Power Corporation d/b/a Progress Energy Florida, Inc. (the “Borrower”) in connection with the extension of the Termination Date until March [ ], 20___ under Section 2.16 (the “Extension”) of the Credit Agreement, dated as of March 28, 2005, as amended, (the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Borrower, certain lenders from time to time parties thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders.

In connection with the Extension, we have examined:

(1) The Credit Agreement.

(2) The documents furnished by the Borrower pursuant to Section 3.01 of the Credit Agreement.

(3) The Request for Extension of Termination Date and Certificate, dated _____, submitted by the Borrower in connection with the Extension.

(4) The opinion letter of even date herewith, addressed to you by __________, counsel to the Borrower and delivered in connection with the transactions contemplated by the Credit Agreement (the “Borrower Opinion Letter”).

We have also examined the originals, or copies of such other corporate records of the Borrower, certificates of public officials and of officers of the Borrower and agreements, instruments and other documents as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied upon certificates of the Borrower or its officers or of public officials. We have assumed the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals (other than those of the Borrower), and the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Lenders and the Administrative Agent and the validity and binding effect thereof on such parties. Whenever the phrase “to our knowledge” is used in this opinion it refers to the actual knowledge of the attorneys of this firm involved in the representation of the Borrower without independent investigation.

We are qualified to practice law in the States of Florida and New York, and the opinions expressed herein are limited to the law of the States of Florida and New York applicable to public utilities and the federal law of the United States. To the extent that our opinions expressed herein depend upon opinions expressed in paragraphs 1 through 4 of the Borrower Opinion Letter, we have relied without independent investigation on the accuracy of the opinions expressed in the Borrower Opinion Letter, subject to the assumptions, qualifications and limitations set forth in the Borrower Opinion Letter.

Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion the Credit Agreement after giving effect to the Extension constitutes the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as enforcement may be limited or otherwise affected by (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting the rights of creditors generally and (b) principles of equity, whether considered at law or in equity.

The opinion set forth above is subject to the following qualifications:

(a) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

(b) No opinion is expressed herein as to (i) Section 8.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

(c) No opinion is expressed herein as to provisions, if any, in the Credit Agreement, which (A) purport to excuse, release or exculpate a party for liability for or indemnify a party against the consequences of its own acts, (B) purport to make void any act done in contravention thereof, (C) purport to authorize a party to make binding determinations in its sole discretion, (D) relate to the effects of laws which may be enacted in the future, (E) require waivers, consents or amendments to be made only in writing, (F) purport to waive rights of offset or to create rights of set off other than as provided by statute, or (G) purport to permit acceleration of indebtedness and the exercise of remedies by reason of the occurrence of an immaterial breach of the Credit Agreement or any related document. Further, we express no opinion as to the necessity for any Lender, by reason of such Lender’s particular circumstances, to qualify to transact business in the State of New York or as to any Lender’s liability for taxes in any jurisdiction.

The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than any other Person that may become a Lender under the Credit Agreement after the date hereof in accordance with the provisions thereof. This letter speaks only as of the date hereof and may not be relied on by any person with respect to any date after the date hereof. We do not undertake to advise you of any changes in the opinions expressed herein from matters that may hereafter arise or be brought to our attention.

Very truly yours,

EXHIBIT B

EXHIBIT F

FORM OF REQUEST FOR EXTENSION OF
THE TERMINATION DATE

CREDIT AGREEMENT

Dated as of March 28, 2005
___________________________________

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
(Company)

and

THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF
(Banks)

and

OTHER LENDERS FROM TIME TO TIME
PARTY HERETO
(Lenders)

and

BANK OF AMERICA, N.A.
(Administrative Agent)

Request for Extension of Termination Date

I, [______________], [_________________] of Progress Energy Florida, Inc., do hereby request that the Termination Date of the Credit Agreement, dated as of March 28, 2005, as amended (the “Credit Agreement”, the terms defined therein being used herein as therein defined), among Progress Energy Florida, Inc., certain Lenders from time to time parties thereto and Bank of America, N.A., as Administrative Agent for the Lenders, be extended for a one-year period (hereinafter the “Proposed Extension”) pursuant to Section 2.16 of the Credit Agreement and, in connection therewith, hereby certify as follows:

(i)  as of the date hereof, the representations and warranties set forth in Section 4.01 (including without limitation those regarding any required approvals of or notices to governmental bodies) of the Credit Agreement are and will be as of the effective date of the Proposed Extension accurate both before and after giving effect to the Proposed Extension; and

(ii)  as of the date hereof, no Event of Default has occurred, nor has any event occurred, that with the giving of notice or the passage of time or both, would constitute an Event of Default, in either case both before and after giving effect to the Proposed Extension.

Witness my hand this ______ day of _________, ____.

________________________
[________________]